Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2019
CASH AND CASH EQUIVALENTS [Abstract]
CASH AND CASH EQUIVALENTS

NOTE 3: CASH AND CASH EQUIVALENTS

Cash and cash equivalents consisted of the following:

	December 31, 2019	December 31, 2018
Cash on hand and at banks	$45,405	$73,972
Short-term deposits	200	2,500

Total cash and cash equivalents	$45,605	$76,472

Short-term deposits are comprised of deposits with banks with original maturities of less than 90 days.

Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Logistics does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Logistics also seeks to reduce its exposure to credit risk by dealing with a diversified group of major financial institutions.